SouthEast Invest Conference April 6, 2006

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "industry outlook, trends and forecast" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger between RHD and Dex, including future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the businesses will not be integrated successfully; (2) the risk that the expected strategic advantages and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (4) general economic conditions and consumer sentiment in our markets. Additional factors that could cause R.H. Donnelley's results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that R.H. Donnelley filed with the Securities and Exchange Commission (the "SEC") (Registration No. 333-129539), which contains the joint proxy statement/prospectus relating to the transaction, RHD's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," Dex Media's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," as well as R.H. Donnelley's and Dex Media's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov. All case studies included in this presentation are based on situations and/or markets in which RHD or its subsidiaries have achieved success. They do not represent average performance or outcomes.

Company Overview

Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA Exceptional Financial Profile Investment Highlights Stable, visible revenue stream Print / Online usage growing Strong ROI to diverse customer base Incumbent benefit w/o Telco strategy conflict Performance culture / proven management RHD business process Leveraging robust, accurate content Sales channel provides monetization model Dynamic products attract new and different advertisers High recurring revenue and margins Significant free cash flow conversion and debt repayment Valuable tax benefits

Our Business Local Commercial Search

Business Purpose Our Business Proposition Generate a high volume of qualified prospects for the businesses that buy advertising and marketing services from us. RHD Products & Services

Broad Coverage The 3rd largest directory publisher in the U.S. with published directories in 28 states Significant Size (1) Per ComScore Substantial Scale and Reach Over 600 directories Approximately 80 million of circulation Over 600,000 advertisers Approximately 1,800 sales representatives Leading Internet usage share in Dex's territory(1)

Source: Knowledge Networks, Inc., 2005 Stable Print Usage Print 2000 14.9 2005 14.5 Annual Yellow Pages References (in billions) Continued strong usage of printed product Growth in usage in most top revenue headings Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers Strong Industry Fundamentals

Core Strategies The RHD Business ProcessTM The RHD Integrated Marketing SolutionTM

Marketing Financial Operations Recruiting / Hiring / HR Training Sales Graphics IT Systems Publishing Print Distribution Billing / Credit Collections Customer Service Corporate Finance Communications Execution RHD Business Process

RHD Business Process (cont'd) Marketing Execution Market Investment Plans (MIPs) Coverage Area + + + = Content Features Brand Product of Choice

Product of Choice Step-cut tabs Internet and email listings Consumer-focused heading management

Product of Choice: Fayetteville, NC 2003 2004 2005 ref share 0.76 0.82 0.84 Fayetteville Usage Share 76% 82% 84% 2004 2005 REF 819.1 866.3 819.1 866.3 Legacy RHD References grew by 6% in the one year since rollout of Product of Choice (in millions) Source: Ipsos-Insight, Retention and Usage Study, 2005; WirthlinWorldwide, Retention and Usage Study 2004 & 2003

Sprint Pub Sales Growth 2005 0.045 2004 0.027 2003 0.012 2002 -0.03 RHD Acquisition Announced1 Under Construction Implementation Execution The RHD Business Process at Work Sprint Publication Sales Growth Rate Sprint transaction announced September 22, 2002. Transaction closed on January 3, 2003 Please see Appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

Sprint Completed three sales cycles AT&T Completed first sales cycle Implementing the RHD Business Process Dex Beginning first sales cycle

Usage remains strong Approx. 2.5 billion references annually to RHD print products1 Mini / Mobile versions adding incremental usage #1 source of customers for service businesses2 The RHD Integrated Marketing Solution Print Generating a high volume of qualified prospects for advertisers Estimate based on total U.S. references to print Yellow Pages of 14.5 billion in 2005 time RHD pro forma adjusted revenue of $2.7 billion divided by $15.6 billion total U.S. Yellow Pages revenue in 2005; Source: Veronis Suhler Stevenson, 2005 and KN/SRI, 2005 2) Source: TNS / Media Impact Study 2005, Top 135 Headings Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms

Strong Industry Fundamentals Source: Knowledge Networks, Inc., 2005 Stable Print Usage and Growing Internet Opportunity Print IYP 2000 14.9 2005 14.5 1.8 14.9 Annual Yellow Pages References (in billions) Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Multi Platform Delivery Creates More Usage Generating a high volume of qualified prospects for advertisers 16.3

The RHD Integrated Marketing Solution Over 150 million searches in 2005 Provides users most complete and accurate online info in our markets Provides advertisers more potential customers Dex has used strength of content, site and brand to generate leading usage share online1 Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers + Internet Agreements 1) Dex Region IYP Usage Share Report, comScore

The RHD Integrated Marketing Solution RHD extends the reach of advertisers Drives even more customers to advertisers Easy one stop solution for SME's Adds incremental pricing power for RHD Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating volumes of qualified prospects for Advertisers +

Complete solution for marketing on the web Web Site design / hosting Keyword purchasing on leading search sites and portals Pay for performance pricing Easy one stop shop The RHD Integrated Marketing Solution The RHD Integrated Marketing Solution Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers

The RHD Integrated Marketing Solution The distribution options are rapidly broadening Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms Generating a high volume of qualified prospects for advertisers

? Multi Platform Offering Serves Potential Customers Regardless of Where They Look Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms The RHD Integrated Marketing Solution

2006 Goals Make significant progress integrating Dex Media Finish constructing a solid foundation in the AT&T markets Advance comprehensive local online search and digital products strategy for the combined enterprise Continue to generate substantial free cash flow to repay debt

1) Guidance is provided on a consolidated basis for 2006 adjusted to exclude the effects of purchase accounting and assuming the Dex transaction closed on January 1. Please see Appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers 2006 Guidance(1) Advertising Sales: Approx. $2.7 billion EBITDA Margin Excluding FAS 123 Expense: Approx. 53% to 54% Free Cash Flow: More than $700 million Capital Expenditures: Approx. $75 million Weighted Average Fully Diluted Shares Outstanding: Approx. 73 million

Investment Thesis

Yellow Pages Newspapers 1990 0 0 1991 0.033707865 -0.057990769 1992 0.04494382 -0.047829993 1993 0.06741573 -0.007930362 1994 0.101123596 0.064279297 1995 0.146067416 0.125027106 1996 0.213483146 0.189616183 1997 0.280898876 0.290852204 1998 0.359550562 0.372076454 1999 0.483146067 0.445060562 2000 0.606741573 0.519469657 2001 0.685393258 0.370930269 2002 0.707865169 0.363991202 2003 0.725842697 0.389145318 2004 0.78988764 0.444007311 Source: Veronis Suhler Stevenson and Robert J. Coen; Universal McCann, 2005 Yellow Pages Industry Has Delivered Consistent Growth Stable Growth $15.9B 4.2% CAGR 2.7% CAGR $8.9B

Solid Foundation Over 600,000 local and national advertisers Largest advertiser accounts for less than 1% of revenue Over 90% recurring revenue Revenue spread primarily across 200 key headings Operations in 28 states Average annual revenue per local advertiser of approximately $3,500 RHD's Diverse Customer Base and High Recurring Revenue

Yellow Pages Online Newspapers Magazines Direct Marketing Television Radio Annual Revenue 56 49 23 18 12 10 8 Source: CRM Associates, Yellow Pages Trends & Opportunities, 2005. Online figure represents median of headings in which market share and percent of active buyers influenced were each at least 1.5%. Online excludes IYP Median Return on Investment Strong Influence on Purchasers(1) Column 1 Print & Internet YP 0.223 Yellow Pages 0.202 Direct Mail 0.178 Newspapers 0.154 Online 0.124 Television 0.09 Coupons 0.078 Magazines 0.047 Radio 0.045 Catalogs 0.038 IYP 0.036 Source: 2005 Media Impact Study, conducted by TNS 1) Median percent of consumers making purchases who considered various media prior to making a decision to purchase. Online excludes IYP Superior Value Proposition

Compelling Valuation Industry P/FCF Newspapers 30.9 Outdoor 19.8 Diversified Media 18.4 Radio 14.9 Television 11 RHD 6.1 2006 FCF Multiple Sources: CSFB equity research, 2006; Lehman Brothers equity research, 2006; and Company data 1) RHD share price as of March 31, 2006. 2006G FCF of at least $700 million; 2006G EBITDA of $1.46 billion; and share count of 73 million. 2006 guidance was issued February 22, 2006. Net debt of $10.6 billion as of January 31, 2006. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers (1,2) Industry EV/EBITDA Multiple Outdoor 13.8 Radio 10.7 Television 9 Diversified Media 8.7 Newspapers 8.3 RHD 8.3 2006 EBITDA Multiple 2) Enterprise value reduced by $2.1 billion net present value of tax benefits (1)

Efficient Cash Generation Unlevered Free Cash Flow(1) as a Percent of Revenue Unlevered Free Cash Flow(1) as a Percent of EBITDA Industry FCF Margin Yellow Pages 0.56 Radio 0.28 Outdoor 0.21 TV 0.2 Diversified Media 0.15 Newspapers 0.14 Magazines 0.1 Source: Various company filings and JPMorgan. Based on 2004 results Industry FCF Margin Yellow Pages 0.97 Radio 0.75 Diversified Media 0.69 Magazines 0.66 Outdoor 0.6 Newspapers 0.56 TV 0.55 1) Unlevered free cash flow represents free cash flow independent of capital structure and is estimated to be cash flow from operations plus after tax net interest expense (40% tax rate applied to interest expense add-back for other media companies that are cash tax payers. 0% tax rate applied to interest expense add-back for Yellow Pages, as neither RHD nor Dex were cash tax payers in 2004) minus capital expenditure Source: Various company filings and JPMorgan. Based on 2004 results

Based on a 39.0% tax rate The balances of net operating loss carryforwards as of 12/31/05 were $343 million and $271 million for R.H. Donnelley and Dex Media, respectively Utilizing a 35% tax rate for NOLs and assuming full usage in 2011 Assuming adjusted weighted average diluted shares outstanding of 73 million per 2006 guidance issued February 22, 2006. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Net Present Value of Available Cash Tax Benefits(3) Valuable Tax Benefits Acquisitions resulted in tax basis "step-up" of approximately $10 billion Cash value of approximately $250 million per year(1) through 2016 Current net operating loss carryforward of approximately $600 million(2) No meaningful cash taxes until 2011 Discount rate 6% 8% NPV ($ millions) $2,343 $2,100 Value per Share(4) $32.10 $28.76

1) Excludes debt pay down from the proceeds of Dex 2004 IPO 1 Combined Debt Repayment Date Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 12/31/2003 648 12/31/2004 758 12/31/2005 832 Combined RHD + Dex Debt Repayment ($ millions) Over $2.2 Billion of Aggregate Debt Repaid Over the Last Three Years

Appendix

Historical Financial Overview R.H. Donnelley Corp. ($ millions) Dex Media, Inc. ($ millions) 1) PF Revenue and Adj. PF EBITDA are adjusted to eliminate effects of purchase accounting and one time charges. RHD figures reflect the Sprint and AT&T acquisition as if they occurred at or prior to the beginning of each period presented. Dex figures reflect the Dex West acquisition as if it occurred at or prior to the beginning of each period presented. They are also pro forma to reflect all acquisitions that closed prior to December 31, 2005 as if they occurred on January 1, 2003. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers 2) Figures reflect the impact of transactions, to the extent applicable, only from the closing date until the end of the respective period; that is, they are not full year pro forma amounts. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers

Pro Forma Capitalization Adjustments include $150 million of additional bank debt at Dex West and repayments made during January 2006 Includes issuance of additional debt at RHD Corp and accretion of Dex' discount notes Does not take into account any fair market value adjustments as required by purchase accounting; please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Assuming 73 million shares, which is consistent guidance for adjusted weighted average diluted shares as of February 22, 2006, and a stock price of $65.62 as of January 31, 2006 RHD Capitalization ($ millions) Bank Debt $4,131 $135(1) $4,266 Notes 4,241 2,147(2) 6,388 Less: Cash (11) (54) (65) Net Debt 8,361 2,228 10,589 Market Value of Common Equity(4) 4,790 -- 4,790 Total Enterprise Value $13,151 $2,228 $15,379 RHD + Dex 1/31/2006 Approx. 12/31/05 Adjustments(3) 1/31/2006

Debt Detail Entity Description Value ($ billions) as of 1/31/06(1) Dex Media East Sr. sec. bank loans $767.5 9.875% unsec. sr. notes due 2009 450.0 12.125% unsec. sr. sub. notes due 2012 341.3 Dex Media West Sr. sec. bank loans $1,332.7 8.500% unsec. sr. notes due 2010 385.0 5.875% unsec. sr. notes due 2011(2) 300.0 9.875% unsec. sr. sub. notes due 2013 761.8 Dex Media Inc. 8.000% unsec. sr. notes due 2013 $500.0 9.000% unsec. sr. discount notes due 2013 598.8 R.H. Donnelly Inc. Sr. sec. bank loans $2,165.9 8.875% unsec. sr. notes due 2010(3) 7.9 10.875% unsec. sr. notes due 2012 600.0 R.H. Donnelley Corp. 6.875% unsec. sr. notes due 2013 $300.0 6.875% unsec. sr. discount notes due 2013(4) 932.7 8.875% unsec. sr. notes due 2016 1,210.0 TOTAL $10,653.5 Book value excluding fair market value adjustments as required by purchase accounting. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers As of March 1, 2006 $291 million of the notes were repurchased via a change of control offer, which was funded with new term loan debt borrowed by Dex Media West In December 2005, $317 million of the notes were repurchased via a tender offer and consent solicitation, which was funded with new term loan debt borrowed by R.H. Donnelley Inc. Includes partial month accretion

Over $1.8 billion from the Sprint acquisition (January 2003) Over $1.1 billion from the AT&T acquisition (September 2004) Over $2.7 billion from the Dex East acquisition (November 2002) Over $4.1 billion from Dex West acquisition (September 2003) Cash Tax Benefits Available by Year(1) ($ millions) Tax Step-Up Detail Step-up primarily amortized over 15 years from date of acquisition and is calculated based on the purchase price less the basis in acquired assets Based on a 39.0% tax rate

Extending Usage - Dex Ad Network Placement Guaranteed, premium placement within Sponsored Business section atop YP results Placement based on relevance via Google algorithm Extent of Integration Each RHD-provided listing includes a "Yellow Pages Ad" which opens a page with RHD attribution "More from DexOnline" link within relevant Google Local results and mappings Financials RHD pays Yahoo! None

Index of Schedules Schedule 1: Index of schedules Schedule 2: RHD: Reconciliation of publication sales for Sprint-branded directories to net revenue - GAAP for the year ended December 31, 2002 Schedule 3: RHD: Reconciliation of publication sales for Sprint-branded and AT&T-branded directories to net revenue - GAAP for the years ended December 31, 2004 and December 31, 2003 Schedule 4: RHD: Reconciliation of publication sales for Sprint-branded and AT&T-branded directories to net revenue - GAAP for the years ended December 31, 2005 and December 31, 2004 Schedule 5: RHD: Reconciliation of net revenue-GAAP to net revenue-Adjusted and net revenue-Adjusted pro forma for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 Schedule 6: RHD: Reconciliation of net income-GAAP to adjusted pro forma EBITDA and normalized EBITDA for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 Schedule 7: RHD: Reconciliation of cash flow from operations to adjusted free cash flow for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 Schedule 8: RHD: Reconciliation of non-GAAP measures related to fiscal year 2006 guidance Schedule 9: Dex: Reconciliation of net income to adjusted EBITDA and adjusted revenue for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 Schedule 10: Dex: Reconciliation of cash flow from operations - GAAP to adjusted free cash flow for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 Schedule 11: Reconciliation of Dex Media, Inc. debt balances excluding fair market value adjustments to debt balance - GAAP as of January 31, 2006 Schedule 12: Notes to Schedules

RHD: Reconciliation Of Pub. Sales To Net Revenue FY02 (Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 2 See accompanying Notes to Schedules

RHD: Reconciliation Of Pub. Sales To Net Revenue FY03 & FY04 (Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 3 See accompanying Notes to Schedules

(Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 4 RHD: Reconciliation Of Pub. Sales To Net Revenue FY04 & FY05 See accompanying Notes to Schedules 2005 (1),(2) 2004 (1),(2) Reconciliation of publication sales for Sprint-branded and AT&T-branded directories to net revenue -GAAP and net revenue -adjusted and net revenue -adjusted pro forma Publication sales - Sprint-branded directories 593.5 $ 567.8 $ Publication sales - Sprint-branded directories - percentage change over prior year 4.5% Adjustments for changes in directory publication date(s) (0.6) Publication sales disclosed in December 31, 2004 Form 10K 567.2 Publication sales - AT&T-branded directories 433.4 445.9 Publication sales - AT&T-branded directories - percentage change over prior year -2.8% Adjustments for changes in directory publication date(s) 17.3 Publication sales disclosed in December 31, 2004 Form 10K 463.2 Less pre-acquisition publication sales for AT&T-branded directories not recognized as revenue in current period due to purchase accounting - (277.3) Less current period publication sales for Sprint-branded directories not recognized as revenue in current period due to the deferral method of accounting (230.3) (221.0) Less current period publication sales for AT&T-branded directories not recognized as revenue in current period due to the deferral method of accounting (225.6) (158.4) Plus net revenue reported in the period for publication sales from prior periods for Sprint-branded directories 216.3 209.3 Plus net revenue reported in the period for publication sales from prior periods for AT&T-branded directories 158.3 - Net directory advertising revenue 945.6 583.0 Pre-press publishing revenue 13.0 Other revenue 11.0 7.1 Net revenue - GAAP 956.6 $ 603.1 $ Twelve Months Ended December 31,

(Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 5 RHD: Net Revenue - GAAP to Net Revenue Adjusted FY03 - FY05 See accompanying Notes to Schedules

(Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 6 RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 See accompanying Notes to Schedules

(Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 6 Cont'd RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 (Cont'd) See accompanying Notes to Schedules

(Unaudited) Amounts in millions, except for percentages and per share amounts Schedule 7 RHD: Reconciliation Of Cash Flow From Operations To Adj. FCF FY03 - FY05 See accompanying Notes to Schedules

RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 (Unaudited) Amounts in billions, except for percentages and per share amounts Schedule 8 See accompanying Notes to Schedules Full Year 2006 Outlook Reconciliation of advertising sales (4) outlook to net revenue -GAAP outlook and net revenue -adjusted pro forma outlook Advertising sales outlook 2.70 $ Less pre-acquisition advertising sales for Dex-branded directories not recognized as revenue in current period due to purchase accounting (0.15) Less current period advertising sales for directories not recognized as revenue in current period due to the deferral method of accounting (1.17) Plus net revenue reported in the period for advertising sales from prior periods 0.48 Other revenue 0.01 Net revenue - GAAP outlook 1.87 $ Plus pro forma net revenue that would have been recognized during the period absent purchase accounting adjustments required under GAAP assuming the Dex Media transaction had occurred on January 1, 2006 0.86 Net revenue - Adjusted pro forma outlook 2.73 $

RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 Cont'd (Unaudited) Amounts in billions, except for percentages and per share amounts Schedule 8 Cont'd Full Year 2006 Outlook Reconciliation of adjusted pro forma EBITDA outlook to operating income - GAAP outlook Adjusted pro forma EBITDA outlook 1.46 $ Less pro forma depreciation and amortization (0.37) Adjusted pro forma operating income outlook 1.09 $ Less revenue from Dex-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, excluding January 2006 (0.72) Plus expenses from Dex-branded directories that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, net of amortized deferred cost uplift, on Dex and AT&T sales contracts as of their respective acquisition dates, excluding January 2006 0.01 Less Dex Media net operating income impact for the month of January 2006 (0.05) Operating income - GAAP outlook 0.33 $ See accompanying Notes to Schedules

RHD: Reconciliation Of Net Income To EBITDA FY03 - FY05 Cont'd (Unaudited) Amounts in billions, except for percentages, per share amounts and where noted Schedule 8 Cont'd Full Year 2006 Outlook Calculation of adjusted pro forma EBITDA margin outlook Adjusted pro forma net revenue outlook 2.73 $ Adjusted pro forma EBITDA outlook 1.46 Adjusted pro forma EBITDA margin outlook 53.5% Full Year 2006 Outlook Reconciliation of cash flow from operations - GAAP outlook to free cash flow outlook Cash flow from operations outlook - GAAP 0.78 $ Less: Additions to fixed assets and computer software (0.08) Free cash flow outlook 0.70 $ Full Year 2006 Outlook (millions) Reconciliation of expected diluted shares outstanding - GAAP to expected adjusted diluted shares outstanding Expected diluted shares - GAAP outlook 71 Additional expected shares from common stock equivalents 2 Expected adjusted diluted shares outstanding 73 See accompanying Notes to Schedules

Dex: Reconciliation Of Net Income to EBITDA & Revenue FY03 - FY05 (Unaudited) Amounts in millions, except for percentages, per share amounts and where noted Schedule 9 See accompanying Notes to Schedules 2004 2003 (5) ,(6) Net income (loss) ($50.8) $76.7 Income tax provision (benefit) (31.4) 43.7 Interest expense - net 504.8 387.5 Depreciation & amortization 30.8 23.5 Amortization of intangibles 412.4 290.1 EBITDA $865.8 $821.5 Effects of purchase accounting: Revenue $46.8 $118.2 Cost of revenue (10.5) (32.6) $902.1 $907.1 Other adjustments: Ticking fees $12.0 Advisory fees (7) $22.0 Accrued severance costs (8) 6.8 EBITDA, as adjusted $930.9 $919.1 Revenue $1,602.9 $1,512.9 Effects of purchase accounting $46.8 $118.2 $1,649.7 $1,631.1 Year Ended Dec.31, EBITDA, adjusted to exclude the effects of purchase accounting Revenue, adjusted to exclude the effects of purchase accounting 32.8 445.7 31.5 345.7 $902.5 $0.0 $0.0 $902.5 11.0 $936.5 $1,658.4 $0.0 $1,658.4 $46.8 2005 Merger costs 11.7 Stock compensation 11.3

Dex: Reconciliation Of Operating Cash Flow to Adj. FCF FY03 - FY05 (Unaudited) Amounts in millions, except for percentages, per share amounts and where noted Schedule 10 See accompanying Notes to Schedules 2004 2003 Cash provided by operating activities $491.4 $380.0 Capital expenditures (54.6) (40.5) Free cash flow $436.8 $339.5 Year Ended Dec. 31, 2005 $570.4 (37.2) $533.2

Dex: Reconciliation Of Dex Debt Balance as of January 31, 2006 (Unaudited) Amounts in millions Schedule 11 See accompanying Notes to Schedules

Notes To Schedules (Unaudited) Amounts in millions, except for percentages, per share amounts and where noted Schedule 12 RHD publication sales represent the total billable value of advertising sold in directories that published during the period. Beginning in 2006, RHD will begin using the term "advertising sales", which is substantially the same as publication sales. If events occur during the current period that affect the comparability of publication sales to the prior year period, such as changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability. As a result of the SPA Acquisition and AT&T transaction (formerly known as SBC) and the related financings and associated accounting,management believes that the 2004 and 2003 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Additionally, these considerations with respect to the AT&T transaction will also affect the comparability of our 2004 and 2005 reported GAAP results. Accordingly, management is presenting adjusted pro forma information that, among other things, eliminates the purchase accounting effects of each acquisition and assumes the AT&T transaction and related financing occurred at the beginning of the year presented and certain other adjustments. Management believes that the presentation of this adjusted pro forma information will help financial statement users better and more easily compare current period underlying operating results against what the combined company performance would more likely have been in the comparable prior period. While management believes the adjusted pro forma results reasonably represent results as if the businesses had been combined for the full years 2003 and 2004, because of the differences in the application of accounting policies and practices between the Company and the acquired entities, management does not believe these adjusted pro forma amounts are strictly comparable, nor are they necessarily indicative of results for future periods. The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired in connection with the SPA Acquisition and AT&T transaction that published prior to the respective acquisition, plus directories that published during the month of each acquisition, were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the AT&T transaction, pro forma interest expense assumes that the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption of additional debt repayments. As a result of purchase accounting required by GAAP, we recorded the deferred directory costs related to directories that were scheduled to publish subsequent to each of the SPA Acquisition and AT&T transaction, at their fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directories, plus (c) a normal profit margin. We refer to this purchase accounting entry as "cost uplift." This "cost uplift" with respect to each transaction has also been removed in the adjusted pro forma results. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted pro forma EBITDA represents adjusted pro forma earnings before interest, taxes, depreciation and amortization. EBITDA and Adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies.

Notes To Schedules (Unaudited) Amounts in billions, except for percentages, per share amounts and where noted Schedule 12 Cont'd Advertising sales represent the total billable value of print and online products in the period in which the billing commences. If events occur during the current period that affect the comparability of sales to the prior year period, such as changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability. This presentation reflects the aggregation of Dex Media results and the operations of Dex West prior to its acquisition on September 9, 2003 ("Combined"). The presentation of Combined results for the year ended December 31, 2003, is not in accordance with GAAP. We have presented the Combined results because (i) we believe that such financial information is important to an investor's understanding of Dex Media's future operations due to the Dex West acquisition and (ii) Dex Media and Dex West were under common management for all periods presented. The Combined 2003 results are not comparable to the consolidated 2004 results due to interest costs on Qwest indebtedness prior to the Dex West acquisition on September 9, 2003. In addition, in connection with the acquisition of Dex West, we acquired intangible assets subject to amortization and incurred significant indebtedness. Advisory fees include the $2.0 million paid to Dex Media's equity sponsors prior to the IPO and a lump sum payment of $20.0 million paid in conjunction with the IPO to terminate the annual advisory fees payable under the management consulting agreements. These amounts were included in general and administrative expense for the full year 2004. Accrued severance costs primarily relate to the previously announced planned workforce reduction as a result of the operational efficiencies gained through the Amdocs rollout and reorganization of the marketing and sales organizations.